Exhibit 10.38

ASSIGNMENT AND CONTRIBUTION AGREEMENT

This ASSIGNMENT AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of                           , 2005, is entered into by and among Refco Inc., a Delaware corporation (“Holdings”), and the other persons or entities listed on the signature pages hereto (the “Contributing Holders”).

WITNESSESETH:

WHEREAS, the Contributing Holders own the Class A Common Units (the “Class A Common Units”) and the Class B Common Units (the “Class B Common Units” and, collectively with the Class A Common Units, the “New Refco Units”) of New Refco Group Ltd., LLC, a Delaware limited liability company (the “Company”), set forth on Schedule 1 attached hereto;

WHEREAS, Holdings intends to undertake an initial public offering of its equity interests at a time when it is the sole owner of all of the outstanding equity interests in the Company, and in connection therewith, the Contributing Holders and the other holders of the New Refco Units desire to contribute or otherwise transfer their New Refco Units to Holdings in exchange for common stock, par value $0.001 per share, of Holdings (“Holdings Common Stock”), in order that the Company may become a direct wholly-owned subsidiary of Holdings (the “Reorganization”) and Holdings may effectuate the initial public offering through an offering of its common stock, par value $0.001 per share (“Holdings Common Stock”), to the public (the “Offering”);

WHEREAS, the Board of Directors of Holdings has declared a dividend to the holders of record of the Holdings Common Stock immediately following the Reorganization in an aggregate amount equal to the proceeds, if any, received by Holdings in connection with the exercise by the underwriters in the Offering of their option to purchase an additional 3,750,000 shares of common stock of Holdings;

WHEREAS, the Offering and the Reorganization together constitute a single integrated transaction for federal income tax purposes intended to qualify as a transaction governed by Section 351 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder; and

WHEREAS, in connection with the Reorganization, the Contributing Holders desire to offer the New Refco Units, and Holdings desires to accept the New Refco Units, in exchange for the issuance by Holdings to the Contributing Holders of Holdings Common Stock, on the terms set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.             Contribution and Issuance.  Each Contributing Holder hereby assigns, transfers and conveys to Holdings the New Refco Units owned by such Contributing Holder, which New Refco Units are set forth opposite such Contributing Holder’s name on Schedule 1 attached hereto, free and clear of any and all liens, encumbrances or restrictions of any kind, in exchange for the issuance of the Holdings Common Stock to such Contributing Holder as set forth below.  Immediately upon receipt of the New Refco Units, Holdings hereby agrees to issue to each of the Contributing Holders the number of shares of Holdings Common Stock set forth opposite such Contributing Holder’s name on Schedule 1 attached hereto, free and clear of any and all liens, encumbrances or restrictions of any kind, except as specifically set forth in this Agreement.

2.             Investment Intent and Eligibility.  Each Contributing Holder represents and warrants, severally but not jointly, that:

(a)           Such Contributing Holder is an “accredited investor” within the meaning of Rule 501(a) under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by the Securities and Exchange Commission.

(b)           The Holdings Common Stock to be acquired by such Contributing Holder pursuant to this Agreement is being acquired for such Contributing Holder’s own account, not as a nominee or agent for any other person and without a view to the distribution of such Holdings Common Stock or any interest therein in violation of the Securities Act or any state securities laws.

3.             Issuance of Holdings Common Stock; Capitalization of Holdings.  Holdings represents and warrants to each Contributing Holder that the Holdings Common Stock to be issued to such Contributing Holder pursuant to this Agreement has been duly authorized and, when issued as contemplated by this Agreement, will be validly issued, fully paid and nonassessable.  After giving effect to the Reorganization and the Offering, the capitalization of Holdings will be as set forth in the prospectus filed by Holdings with the Securities and Exchange Commission with respect to the Offering.

4.             Stockholders Agreement.  Holdings and each Contributing Holder agree that the Holdings Common Stock issued hereunder is subject to certain restrictions, terms and conditions to be set forth in an Amended and Restated Stockholders Agreement by and among Holdings, the Company, the Contributing Holders, and the other stockholders of Holdings signatory thereto, substantially in the form of Exhibit A attached hereto (the “Stockholders Agreement”) and that such Contributing Holder will execute the Stockholders Agreement concurrently with the execution and delivery of this Agreement.

5.             Restricted Stock Agreements.  The Company and each Contributing Holder contributing Class B Common Units hereunder agree that the Holdings Common Stock issued in exchange for the Class B Common Units of such Contributing Holder shall be issued subject to certain restrictions, terms and conditions to be set forth in a Restricted Stock Agreement between Holdings and such Contributing Holder, (i) in the case of a Contributing Holder who is an employee of the Company or any of its subsidiaries, substantially in the form of Exhibit B attached hereto and (ii) in the case of a Contributing Holder who is currently an independent manager of the Company and who will be appointed an independent director of Holdings in

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connection with the transactions contemplated by this Agreement, substantially in the form of Exhibit C attached hereto (each a “Restricted Stock Agreement”), and that such Contributing Holder will execute a Restricted Stock Agreement in respect of such Holdings Common Stock concurrently with the issuance to such Contributing Holder of such Holdings Common Stock.

6.             Further Assurances.  From time to time following the date hereof, at the request of any party hereto and without further consideration, the other party or parties hereto shall execute and deliver to such requesting party such instruments and documents and take such other action as such requesting party may reasonably request in order to consummate more fully and effectively the transactions contemplated hereby.

7.             Entire Agreement.  This Agreement (together with the other writings referred to herein or delivered pursuant hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

8.             Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

9.             Severability.  If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

10.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

11.           Descriptive Headings.  The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

12.           Counterparts.  This Agreement may be executed by the parties hereto in any number of counterparts, and by facsimile signature, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in counterparts, as of the date first above written.

HOLDINGS:

REFCO INC.

By:
Name:
Title:

SIGNATURE PAGE TO ASSIGNMENT AND CONTRIBUTION AGREEMENT

CONTRIBUTING HOLDERS:

REFCO GROUP HOLDINGS, INC.

By:
Phillip R. Bennett
President

PHILLIP R. BENNETT THREE YEAR ANNUITY TRUST

By:
Phillip R. Bennett
Trustee

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By:
Name:
Title:

JPMORGAN CHASE BANK, as Trustee for First Plaza Group Trust, solely with respect to Pools PMI-111 and PMI-112

By:
Name:
Title:

NEW YORK STATE RETIREMENT CO- INVESTMENT FUND L.P.

By:
Name:
Title:

CSFB FUND CO-INVESTMENT PROGRAM, L.P.

By:	DLJ Fund Partners, L.P., its General Partner

By:	DLJMB Fund, Inc., its General Partner

By:
Name:
Title:

AUDA REFCO LTD.

By:
David S. Andryc
Director

By:
Stephen B. Wesson
Director

AUDA PARTNERS L.P.

By:	Auda Partners LLC, its General Partner

By:	Auda Private Equity LLC, its Managing
Member

By:
David S. Andryc
Authorized Signatory

By:
Robert J. Kirby
Authorized Signatory

U.S. BANK N.A., as trustee under the 1997 Thomas H. Lee Nominee Trust

By:
Name:
Title:

PUTNAM INVESTMENT HOLDINGS, LLC

By:	Putnam Investments, LLC, its managing
member

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I, LLC

By:	Putnam Investment Holdings, LLC, its
managing member

By:	Putnam Investments, LLC, its managing
member

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II, LLC

By:	Putnam Investment Holdings, LLC, its
managing member

By:	Putnam Investments, LLC, its managing
member

By:
Name:
Title:

Santo C. Maggio

Joseph Murphy

William Sexton

Dennis Klejna

Phillip Bennett

Stephen Grady

Gerald M. Sherer

Joe Mazurek

Tan Hup Thye

Mark Slade

Mike Mallahan

Peter McCarthy

Steve Dispenza

Vera Kraker

Mark Sachs

Tom Mitchell

Gavin Prentice

Ang Peng Leong

Ronald O’Kelley

Nathan Gantcher

Leo R. Breitman

Schedule 1

Contributing Holders	New Refco Units Currently Held	Class of New Refco Units Currently Held	Holdings Common Stock to be Received

Refco Group Holdings, Inc.	25,705,945.04	Class A Common Units

Phillip R. Bennett Three Year Annuity Trust	17,200,000.00	Class A Common Units

Thomas H. Lee Investors Limited Partnership	65,688.28	Class A Common Units

JPMorgan Chase Bank, as Trustee for First Plaza Group Trust, solely with respect to Pools PMI-111 and PMI-112	717,844.12	Class A Common Units

New York State Retirement Co-Investment Fund L.P.	1,121,704.99	Class A Common Units

CSFB Fund Co-Investment Program, L.P.	560,852.50	Class A Common Units

Auda Refco, Ltd.	443,301.40	Class A Common Units

Auda Partners, L.P.	117,551.09	Class A Common Units

U.S. Bank N.A., as trustee under the 1997 Thomas H. Lee Nominee Trust	95,463.83	Class A Common Units

Putnam Investment Holdings, LLC	312,039.82	Class A Common Units

Putnam Investments Employees’ Securities Company I, LLC	268,206.73	Class A Common Units

Putnam Investments Employees’ Securities Company II, LLC	239,470.33	Class A Common Units

Santo Maggio	28,042.62	Class A Common Units
	701,962.98	Class B Common Units
Joseph Murphy	56,085.25	Class A Common Units
	701,962.98	Class B Common Units
William Sexton	112,170.50	Class A Common Units
	701,962.98	Class B Common Units
Dennis Klejna	22,434.10	Class A Common Units
	350,981.49	Class B Common Units
Phillip Bennett	1,203,365.11	Class B Common Units

Stephen Grady	250,701.07	Class B Common Units

Joe Mazurek	150,420.64	Class B Common Units

Tan Hup Thye	160,448.68	Class B Common Units

Mark Slade	210,308.47	Class B Common Units

Mike Mallahan	200,560.85	Class B Common Units

Peter McCarthy	150,420.64	Class B Common Units

Steve Dispenza	100,280.43	Class B Common Units

Vera Kraker	60,168.26	Class B Common Units

Mark Sachs	60,168.26	Class B Common Units

Tom Mitchell	60,168.26	Class B Common Units

Gavin Prentice	114,168.26	Class B Common Units

Ang Peng Leong	50,140.21	Class B Common Units

Ronald O’Kelley	20,000.00	Class B Common Units

Nathan Gantcher	20,000.00	Class B Common Units

Leo R. Breitman	20,000.00	Class B Common Units

Gerald M. Sherer	690,000.00	Class B Common Units

Exhibit A

Form of Amended and Restated Stockholders Agreement

Exhibit B

Form of Employee Restricted Stock Agreement

Exhibit C

Form of Independent Director Restricted Stock Agreement